                                                                   Exhibit 10.24


  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                          SALES FORCE WORK ORDER # 8475


                 EFFECTIVE DATE OF WORK ORDER: OCTOBER 10, 2000

This Sales Force Work Order (the "Work Order") is entered into between The Medicines Company ("TMC") and Innovex LP ("Innovex"), pursuant to the Master Services Agreement, having an Effective Date of October 10, 2000, between TMC and Innovex (the "Master Services Agreement"), and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein. All capitalized terms used in this Work Order not otherwise defined herein shall have the same definition as ascribed to that term in the Master Services Agreement.

BRIEF DESCRIPTION OF SALES FORCE PROJECT:

Innovex is providing TMC with a field sales force of 52 Sales Representatives and 2 Field Coordinators, together with the support of an Innovex National Sales Director, a National Sales Manager and an Administrative Assistant, to support TMC's sales and marketing efforts on TMC's pharmaceutical product AngiomaxTM. This Work Order covers a two-year period as described below.

PROJECT TEAMS:

TMC CONTACT PERSON:  PAUL PUCCIONI
           ADDRESS:  5 SYLVAN WAY
                     PARSIPPANY, NJ 07054
             PHONE:  973-401-6460
               FAX:  973-656-9898

INNOVEX NATIONAL SALES MANAGER/NATIONAL SALES DIRECTOR:
                     BOB MCGOWAN/PHIL SALIMBENE
           ADDRESS:  10 WATERVIEW BLVD.
                     PARSIPPANY, NJ 07054
             PHONE:  973-257-4500
               FAX:  973-257-4581

Routine correspondence relevant to the operation of the sales force should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Work Order are to be sent to the parties named in the Master Services Agreement - Section 16. Notices.

PROJECT TERM AND KEY DATES:

Project Start Date                           October 16, 2000
Field Coordinator Start Date                 October 16, 2000
Sales Representative Start Date              December 11, 2000
Initial Live Training Dates                  January 4, 2001
Project End Date (Last Day Worked)           December 10, 2002

"Project Term" shall mean the period of time beginning on the Project Start Date and ending on the Project End Date. Any renewal of the Project or extension of the Project End Date shall be negotiated by the parties at least ninety (90) days before the Project End Date, and shall be effective when agreed in writing.

DEFINITIONS

1. "Day Worked" shall mean a day during which a Sales Representative details Customers, or attends scheduled company training and/or specifically designated home study. A "Day Worked" by a Field Coordinator shall mean a day during which the Field Coordinator performs duties and responsibilities described in the Work Order. Days Worked shall not include days on leave, holidays, sick days, vacations or any Saturday or Sunday, except for training or meeting days scheduled on a Saturday or Sunday. The average number of days worked in a twelve month period shall be two hundred thirty-two (232).

2. "Detail" shall mean an interactive face-to-face contact by a Sales Representative with a Customer, during which a promotional message involving the Product is given in accordance with the Promotional Program. When used as a verb, "detail," "details" and "detailed" shall mean to engage in a Detail as defined herein.

3. "Customer" shall mean physicians and other health care professionals legally authorized to write prescriptions for pharmaceutical products or otherwise have the ability to impact decisions to utilize TMC Product in "Target Accounts". This includes but is not limited to: Interventional Cardiologists, cath lab personnel, hospital pharmacists, P & T committee members and hospital administrators.

4. "Product" shall mean the TMC pharmaceutical products specifically identified in this Work Order or any other product whose promotion and detailing is assigned to Innovex by mutual agreement with TMC.

5. "Promotional Expense Budget" shall mean the funding and guidelines for use of such funding that are provided by TMC for use by the Sales Force when detailing Product.

6. "Promotional Material" shall mean the Product labeling and package inserts, sales aids and detailing materials developed and provided by TMC, and other promotional support items provided by TMC to Innovex, for use in promotion of the Product.



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

7. "Promotional Program" shall mean the marketing plan, strategy and promotional message for the Product, which will include use of the Promotional Material and the Promotional Expense Budget.

8. "Sales Force" shall mean the Sales Representatives, Field Coordinators, National Sales Director, and National Sales Manager, individually and as a group, that have been assigned to deliver Details of the Product in accordance with the terms of this Agreement.

9. "Sales Representative" shall mean an Innovex employee who has been trained and equipped to detail Customers.

10. "Target Customer" shall mean one of the Customers specifically identified by TMC within a Sales Representative's territory to be detailed by the Sales Representative.

11. "Target accounts" shall mean a specially identified account by TMC within a Sales Representative's territory to be detailed by the Sales
     Representative.

12. "Territory" shall mean the United States and Puerto Rico. In connection with an individual Sales Representative, the territory shall be the geographic area assigned to the individual Sales Representative.


INNOVEX RESPONSIBILITIES AND OBLIGATIONS


1. SALES FORCE. The Sales Force will be composed of the following Innovex employees:

              NUMBER                        POSITION TITLE
              ------                        --------------
                52         Sales Representatives
                 2         Field Coordinators
            1 (.1 FTE)     National Sales Director
            1 (.1 FTE)     National Sales Manager
            1 (.2 FTE)     Project Administrator (Administrative Assistant)

     TMC may request that Innovex provide additional Sales Representatives, by submitting a written request in substantially the form attached hereto as
     Exhibit 1, ("Additional Sales Representative Request Form"). As the total number of Sales Representatives increases for the Sales Force, additional Field Coordinators will also be increased in order to maintain a target ratio of Field Coordinators to Sales Representatives of approximately 1:27.

2. RECRUITMENT. Innovex shall be responsible for recruitment and re-recruitment (replacement) of the Sales Representatives and Field Coordinators in accordance with the Sales Force Qualifications described below. Innovex shall be responsible for the cost of recruitment, background checks and drug screens. If TMC elects to participate in the final selection of members of the Sales Force, TMC shall approve or disapprove qualified candidates within five


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


     (5) business days after each qualified candidate is submitted to TMC for final selection. A "qualified candidate" must meet the Sales Force Qualifications. TMC shall be entitled to a recruitment rebate in the amount of for each Sales Representative or Field Coordinator hired by Innovex for the Sales Force who was referred to Innovex by TMC, prior to the tenth day of a territory vacancy; provided, however, that TMC shall not be eligible for a rebate in connection with any individual referred to Innovex by TMC who was already, at the time of the referral, included in the Innovex database as a candidate for employment, and Innovex can provide satisfactory evidence of such database inclusion. In addition, the rebate shall be reduced by the amount of actual expenses incurred by Innovex for recruitment and advertising for the territory, prior to the date of the TMC referral.

3. SALES FORCE QUALIFICATIONS. Innovex will exercise best efforts to recruit from a diverse candidate base. A qualified candidate for Sales Representatives shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); 1-2 years hospital selling of pharmaceuticals (preferred) or devices to cardiologists/cath labs/ERs. A qualified candidate for Field Coordinator shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); 2 years pharmaceutical sales experience, 2 years management experience. The three Salary Tiers for TMC Representatives and the criteria they must satisfy are provided in the Angiomax Representative Profile, attached to this Work Order.

4. POSITION DESCRIPTIONS AND DUTIES.Innovex shall manage, supervise and evaluate the performance of the National Sales Manager, National Sales Director, Field Coordinators and Sales Representatives in accordance with the responsibilities and duties identified below. All Sales Force employees shall demonstrate the following: work ethic and integrity; planning, organizing and territory management skills; strong interpersonal skills; excellent communication skills; critical thinking and analysis; problem solving; decisiveness; sound judgment; customer-focused selling skills; basic computer skills; ability to listen and learn.

     SALES REPRESENTATIVES
          -    Generate sales within an assigned territory
          - Maintain and update current and prospective target physician profiles
          - Keep current with market knowledge and competitive products
          -    Maintain a professional image for TMC and TMC Products
          -    Participate in all training and sales meetings
          -    Plan and organize territory to meet sales and call targets
          - Make sales presentations (details) - individual, one-on-one, in-services
          -    Comply with PDMA
          -    Make complete, accurate and timely submission of all
               time-keeping, call activity and expense reports
          -    Compliance with Promotional Program, and proper use of
               Promotional Materials and Promotional Expense Budgets

     NATIONAL SALES MANAGER/NATIONAL SALES DIRECTOR

          -    Recruit, interview and select Field Coordinators
          - Handle periodic performance review, personnel issues, discipline and termination of Field Coordinators
          - Communicate with TMC field/regional managers on regular and timely basis
          - Assist with the planning and delivery of training, and periodic sales meetings
          - Review and approve expense reports; monitor compliance with expense policies.
          - Monitors compliance with Promotional Program, and proper use of Promotional Materials and Promotional Expense Budgets
          -    Monitors compliance with PDMA

     FIELD COORDINATORS

          -    Assist with recruitment of Sales Representatives
          - Handle periodic performance review, personnel issues, discipline and termination of Sales Representatives
          - Review and approve expense reports; monitor compliance with expense policies
          - Conduct field visits with Sales Representatives as schedule permits in order to: assess and monitor field activity and work schedules; to monitor and manage field reporting, including call reporting; to implement performance or disciplinary plans.
          - Communicate with TMC field/regional managers on regular and timely basis
          - Assist with the planning and delivery of training, and periodic sales meetings, if necessary

5. SALES FORCE COMPENSATION; BENEFITS. Innovex shall compensate the Sales Force employees with a combination of salary and variable incentive (bonus). Innovex and TMC, shall mutually establish a target average salary and salary matrix, which recognizes greater experience and training, and preferred selection criteria notwithstanding section 5.4 of the Master Agreement. The terms and conditions of a variable incentive compensation plan ("Incentive Plan") shall be mutually determined by Innovex and TMC, including eligibility criteria and performance targets. The Incentive Plan may also include incentive awards such as trips and prizes. Innovex shall administer the Incentive Plan, determine eligibility and pay the incentive compensation and awards, in accordance with the Incentive Plan provided no payments are made under the Incentative Plan without the prior written consent of TMC. Sales Force employees shall be eligible to receive an auto allowance, and shall be entitled to participate in the Innovex employee benefit plans for health and dental care, 401K, employee stock purchase and stock ownership plans, in accordance with company eligibility criteria.

6. TRAINING AND PERIODIC SALES MEETINGS. Innovex shall assist TMC with organizing and delivering initial training of the Sales Force, backfill training of replacement Field Coordinators and Sales Representatives and all follow-up training, including periodic sales meetings.

7. PROMOTIONAL ACTIVITIES. Innovex shall be responsible for managing and monitoring the promotional activities of the Sales Force, in strict adherence to the Promotional Program and using only the Promotional Materials provided by TMC. Sales Representatives shall not be permitted to develop, create or use any other promotional material or literature in connection with the promotion of the Product. Sales Representatives will be required to immediately cease the use of any Promotional Materials when Innovex is instructed to do so by TMC. Innovex shall monitor that Promotional Materials are not changed, (including, without limitation, by underlining or otherwise highlighting any text or graphics or adding any notes thereto) by the Sales Representatives. Sales Representatives shall be required to limit their statements and claims regarding the Product, including as to efficacy and safety, to those which are consistent with the Product labels, package inserts and Promotional Materials. The Sales Representatives shall not be permitted to add, delete or modify claims of the efficacy or safety in the promotion of the Product, nor shall the Sales Representatives be permitted to make any untrue or misleading statements or comments about the Products or any TMC competitors or competitor products.

8. PROJECT REPORTS. Innovex shall provide TMC a monthly Project report, which shall include: (i) headcount, reported nationally, by region/district; vacancy rates, turnover, personnel transfers to TMC, status of recruitment/hiring; (ii) Project status, milestones, and progress toward achieving objectives; (iii) financial accountability, tracking expenses against budget; and (iv) call reporting, as contemplated by item 9 below.

9. REPORTING BY SALES REPRESENTATIVES. Sales Representatives shall be required to report all field activities and expenditures in a manner that is timely, accurate and honest, and in accordance with policies and procedures for the applicable reporting systems. Innovex Field Coordinators shall routinely reinforce the importance of compliance with the reporting guidelines and policies (e.g. call reporting, promotional budget expenditures, travel expenses). Newly hired Sales Representatives shall receive training on the reporting systems, guidelines and policies during the initial sales training program.

10. ITMS AND CALL REPORTING. Innovex shall provide the Innovex Territory Management System, including automated call reporting. Innovex shall equip the Sales Force with computer hardware and software, including a combination printer/fax/copier, and shall bear the cost of database and system administration, licenses, access to data/replication lines, help desk support, and training of the Sales Force in proper use of the computers and software. Sales Representatives shall not distribute samples of TMC products and Innovex shall have no responsibility for sample accountability.

11.  CELL PHONES. Innovex shall provide cell phones for the Sales
     Representatives.


CUSTOMER RESPONSIBILITIES AND OBLIGATIONS

1. PROMOTIONAL PROGRAM AND PROMOTIONAL MATERIALS. TMC shall be responsible for providing a Promotional Program, Promotional Materials and Promotional Expense Budget that (i) will not involve the counseling or promotion of a business arrangement that violates federal or state law; (ii) will be in compliance with the AMA Guidelines on Gifts to Physicians from Industry; and (iii) shall not require or encourage the Sales Representatives to offer, pay, solicit or receive any remuneration from or to Prescribers to induce referrals or purchase of TMC Product. TMC shall be responsible for providing written guidelines for proper use of the TMC's Promotional Expense Budget.

2.   TRAINING AND PERIODIC SALES MEETINGS.
     TMC shall be responsible for the following:

     - Programming and materials for initial Sales Force training of 7-9 days duration. The initial training agenda shall include 8 hours designated for Innovex training regarding personnel management, compensation and benefits and field administration.

     - Programming, materials and facilities for periodic sales meetings of 2-3 days duration or otherwise as agreed by the parties.

2. PDMA. TMC and Innovex shall cooperate in connection with PDMA compliance investigations and audits. TMC will provide to Innovex for review and comment, a copy of any PDMA compliance report in connection with the Sales Force, prior to filing with the FDA.

3. SALES DATA. TMC shall be solely responsible for obtaining historic and ongoing sales data regarding TMC Products.

4. BUSINESS CARDS; PORTFOLIOS. Innovex shall supply the Sales Force with business cards, the content of which shall be subject to approval by TMC, such approval not to be unreasonably withheld. Innovex shall supply the Sales Force with detail portfolios.

5. SALES FORCE TRAVEL EXPENSES. TMC shall be responsible for the following Sales Force travel, lodging and meal expenses, when necessary and actually incurred by the Sales Force (in the amounts authorized in a mutually agreed Sales Force travel expense budget):

     - Travel expenses of Sales Force in connection with all training and periodic sales meetings

     - Travel expenses for Field Coordinators and National Sales Manager in connection with field management in the territories.

6. SALES & MARKETING SUPPORT. TMC-employed Regional Managers shall provide sales and marketing support and direction to the Sales Representatives. TMC Regional Managers shall not be involved with the discipline and work evaluations of the Sales Force except in an advisory capacity.

FEES AND PASS-THROUGH EXPENSES

1. a. PASS-THROUGH EXPENSES. "Pass-Through Expenses" shall mean the reasonable and necessary out-of-pocket costs and expenses actually incurred by Innovex in providing Services, in accordance with a mutually agreed written budget or the express terms of the Work Order.

   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


     b. DAILY FEES. TMC shall pay Innovex a Daily Fee for each Day Worked by Sales Representatives and Field Managers during the Project Term. The Daily Fees and total estimated Daily Fees during the Project Term are stated in the following tables:

YEAR ONE (10/16/2000 TO 12/10/2001)


                                                            ESTIMATED      ESTIMATED
                                                           DAYS WORKED    TOTAL DAYS    ESTIMATED
SALES FORCE POSITIONS           NUMBER      DAILY RATE        WORKED        WORKED      TOTAL FEES
---------------------           ------      ----------     -----------    ----------    ----------

Sales Representatives             52          $[**]            232          12,064        $[**]
---------------------------------------------------------------------------------------------------
Field Coordinators                 2          $[**]            251             502        $[**]
---------------------------------------------------------------------------------------------------
Nat'l Sales Director (.1 FTE)      1                                                       [**]
---------------------------------------------------------------------------------------------------
Nat'l Sales Manager (.1 FTE)       1                                                       [**]
---------------------------------------------------------------------------------------------------
Project Admin. (.2 FTE)            1                                                       [**]
---------------------------------------------------------------------------------------------------
                                                              ESTIMATED TOTAL FEES        $[**]
---------------------------------------------------------------------------------------------------


YEAR TWO (12/11/2001 TO 12/10/2002)


                                                            ESTIMATED      ESTIMATED
                                                           DAYS WORKED    TOTAL DAYS    ESTIMATED
SALES FORCE POSITIONS           NUMBER      DAILY RATE        WORKED        WORKED      TOTAL FEES
---------------------           ------      ----------     -----------    ----------    ----------

Sales Representatives             52          $[**]            232         12,064         $[**]
---------------------------------------------------------------------------------------------------
Field Coordinators                 2          $[**]            232            464         $[**]
---------------------------------------------------------------------------------------------------
Nat'l Sales Director (.1 FTE)      1                                                       [**]
---------------------------------------------------------------------------------------------------
Nat'l Sales Manager (.1 FTE)       1                                                       [**]
---------------------------------------------------------------------------------------------------
Project Admin. (.2 FTE)            1                                                       [**]
---------------------------------------------------------------------------------------------------
                                                              ESTIMATED TOTAL FEES        $[**]
---------------------------------------------------------------------------------------------------


2. TAKE-ON FEE. Innovex shall charge TMC a fee for each Sales Representative or Field Coordinator that becomes employed by TMC or a TMC Affiliate during the first 12 months of such employee's provision of services to TMC under the terms of this Work Order. The fee shall be equal to [**] percent ([**]%) of the employee's then current Innovex annual salary if the employee is taken on during the first six months of such provision of services and [**] percent ([**]%) during the next six months. The fee shall be due and payable upon the employee's commencement of employment with TMC. There shall be no take-on fee for any Sales Representative or Field Coordinator that becomes employed by TMC or a TMC Affiliate after such employee has provided twelve months of services under the terms of this Work Order. In addition, if the turnover rate exceeds [**] percent ([**]%) during Year One of the Project Term (i.e. turnover of [**] more territories between 10/16/2000 and 12/10/2001, TMC shall have the option to rollover and employ the entire Sales Force without obligation to pay any take-on fee in connection with such rollover; provided, however, the exercise of this option by TMC shall not shorten the termination notice provisions of
     Section 11 of the Master Agreement. The calculation of turnoiver shall exclude

  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


     (i) any Sales Representative that is hired by TMC or a TMC Affiliate; and
     (ii) any Sales Representative that is terminated or removed from the Sales Force at the request of TMC.

3. INCENTIVE PLAN ADMINISTRATION. TMC shall pay Innovex an amount equal to (i) the amount of all incentive compensation earned by Sales Representatives and Field Coordinators in accordance with the terms of the Incentive Plan; and (ii) an amount equal to [**]% of the incentive compensation for Innovex's employer costs (payroll taxes).

4. PAYMENT SCHEDULE. Innovex shall invoice TMC monthly for all Daily Fees, Take-on Fees and Pass-Through Expenses. At the end of each calendar month Innovex shall provide TMC a list of the billable Sales Force personnel and the total number of Days Worked multiplied by the respective Daily Fee rate. Innovex shall invoice TMC in advance for all incentive compensation and related employer costs, and the incentive compensation shall be paid to the Innovex Personnel by Innovex only after TMC pays to Innovex the amount of the applicable incentive compensation invoices.

5. RECOVERY OF COSTS UPON EARLY TERMINATION. If TMC terminates this Work Order before December 10, 2001, then in addition to all Fees and Pass-through Expenses that are payable in accordance with Section 11.5 of the Master Services Agreement, TMC shall also pay to Innovex (a) any non-cancelable obligations incurred in accordance with the terms of this Work Order, net of recoveries (e.g. cancellation fees, computer lease termination fees); and (b) the amount of $[**] for each month remaining (prorated for partial months) prior to December 10, 2001 (at the conclusion of the contractual notice period), to compensate Innovex for unamortized costs of recruitment, training, and ITMS start-up.

6. Fee Deposit. In accordance with the terms of the Letter of Intent, TMC has paid Innovex the amount of $[**] on October 16, 2000, and TMC shall pay an additional sum of $[**] on or before December 31, 2000. This amount shall continue to be held by Innovex and will be credited towards the invoices for Fees and Pass-Through Expenses for the final two months of the Project Term and upon the early termination of this Work Order.

7. EXPENSE ALLOCATION CHART. The financial responsibility of Innovex and TMC for expenses and costs of Sales Force operation shall be allocated in accordance with the terms of this Work Order, which are summarized for illustrative purposes in the "Sales Force Expense Allocation" chart (Attachment A).

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



SPECIAL TERMS

1. Notwithstanding anything in this Work Order or the Master Services Agreement to the contrary, TMC shall not be allowed to terminate this Work Order or the Master Services Agreement on earlier than 90 days notice due to any delay or failure of AngiomaxTM to be approved by the FDA.

2. The Daily Fees recited above are conditioned upon Innovex paying the following average annual salaries, using a combination of the three Salary Tiers as outlined in the Angiomax Representative Profile (Attachment B):

                                     PER REP.                 PER F.C.
                                     --------                 --------
     Projected Salaries          $[**] in Year One        $[**] in Year One
     ----------------------------------------------------------------------
                                 $[**] in Year Two        $[**] in Year Two

     Beginning with the monthly invoice for December 2000 (to be prepared in January 2001), Innovex will calculate the average annual salary actually to be paid to Sales Representatives and Field Coordinators during Year One, and shall make an appropriate adjustment to the Daily Fees, provided, however, the average annual salary per Sales Representative does not exceed $[**] in Year One or $[**] in Year Two. At the end of March 2001 and quarterly thereafter, Innovex will reconcile its actual average annual salary against the projected salary, above, and make an appropriate adjustment to the Daily Fees.

3. Innovex shall be entitled to earn in connection with the sales and marketing services provided pursuant to this Work Order up to $[**] in incentive compensation based on the percentage of sales achieved over a Net Sales Target as described in Chart II below. The applicable Net Sales Target shall be as agreed by the parties in good faith. Should the parties fail to agree on an applicable Net Sales Target for either Year One or Year Two prior to the time Sales Representatives begin detailing Customers during that year, then Innovex's incentive compensation for that year shall be $[**] (without regard to whether or not actual sales meet or exceed a sales target). The incentive compensation shall be payable to Innovex on or before 3/1/2002. Year Two incentive compensation shall be payable to Innovex on or before 3/1/2003. In the event the Agreement is terminated during Year One or Year Two, the applicable Net Sales Target and incentive compensation due for that year shall be prorated as outlined in the example contained in Chart I below.

  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


     CHART I
     EXAMPLE INCENTIVE: EARLY TERMINATION

     Termination Date                                           10/1/01
     ---------------------------------------------------------------------------
     Innovex Field Time in 2001                       9 months (1/4/01- 9/30/01)
     ---------------------------------------------------------------------------
     Proration Factor                                    0.75 (9 of 12 months)
     ---------------------------------------------------------------------------
     2001 Net Sales Target                                       $[**]
     ---------------------------------------------------------------------------
     2001 Net Sales Actual                                       $[**]
     ---------------------------------------------------------------------------
     % of Sales Target                                            116%
     ---------------------------------------------------------------------------
     Payout Schedule                                             $[**]
     ---------------------------------------------------------------------------
     Payment due Innovex                                     $[**] x 0.75)
     ---------------------------------------------------------------------------


     CHART II

     % of  Sales v.  Net        Incentive Compensation Payable to Innovex
     Sales Target               for Actual Sales vs. Target
     ---------------------------------------------------------------------------
                                                           Total Amount Payable
     ---------------------------------------------------------------------------
      100% (target)                 $0                     $0
     ---------------------------------------------------------------------------
      102%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      104%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      106%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      108%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      110%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      112%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      114%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      116%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      118%                          $[**]                  $[**]
     ---------------------------------------------------------------------------
      120%+                         $[**]                  $[**]
     ---------------------------------------------------------------------------

In Witness Whereof, TMC and Innovex have caused this Work Order # 8475 to be duly executed on their behalf by their authorized representatives and made effective as of Effective Date of Work Order appearing above.


ACCEPTED AND AGREED TO BY:


THE MEDICINES COMPANY               INNOVEX LP
                                    By: Innovex America Holding
                                        Company, its General Partner

/s/ Thomas P. Quinn                 s/s John E. Monahan
----------------------------        -----------------------------
By:    Thomas P. Quinn              By:    John E. Monahan
Title: VP Sales and Marketing       Title: President
Date:  November 17, 2000            Date:  November 17, 2000

                     ATTACHMENT A TO SALES FORCE WORK ORDER
                         SALES FORCE EXPENSE ALLOCATION
                                  OCTOBER, 2000
                                 PROJECT # 8475


------------------------------------------------------------------------------------------------------------------------
                                                                             INNOVEX                              TMC
                                                                             DIRECT         PASS-THROUGH         DIRECT
                          CATEGORY                                          EXPENSES          EXPENSES          EXPENSES
------------------------------------------------------------------------------------------------------------------------

Salary, including payroll taxes, for Sales Representatives, Field               X
Coordinators, National Sales Manager
------------------------------------------------------------------------------------------------------------------------
Incentive compensation (bonus) for Sales Representatives & Field                                  X
Coordinators, including payroll taxes
------------------------------------------------------------------------------------------------------------------------
Benefits package, including (401k), ESOP, ESPP, medical, dental, Rx,            X
vacation, holidays
------------------------------------------------------------------------------------------------------------------------
Auto Costs, including monthly allowance, mileage reimbursement, parking and     X
tolls.
------------------------------------------------------------------------------------------------------------------------
Basic Business Expenses, including phone, paper supplies, postage and voice     X
mail.
------------------------------------------------------------------------------------------------------------------------
Business Cards & Portfolio; Cell Phones                                         X
------------------------------------------------------------------------------------------------------------------------
Call Reporting; ITMS                                                            X
------------------------------------------------------------------------------------------------------------------------
Computers for Sales Force Representatives, including software,                  X
helpdesk support, data/replication lines; combo fax/printer/copier
------------------------------------------------------------------------------------------------------------------------
Infrastructure support (operations, HR, finance, legal)                         X
------------------------------------------------------------------------------------------------------------------------
Liability Insurance: employment, workers comp, E & O, CGL, auto                 X
------------------------------------------------------------------------------------------------------------------------
Recruitment and re-recruitment, includes drug screens, background and           X
motor vehicle checks
------------------------------------------------------------------------------------------------------------------------
Meetings:  TMC national, regional and district meetings; product                                                   X
launches
------------------------------------------------------------------------------------------------------------------------
Promotional Expense Budget (access money)                                                         X
------------------------------------------------------------------------------------------------------------------------
Promotional Program and Promotional Materials (sales aids)                                                         X
------------------------------------------------------------------------------------------------------------------------
Promotional marketing expenses, including sales data                                                               X
------------------------------------------------------------------------------------------------------------------------
Training program, materials and facilities; initial and follow-up                                                  X
------------------------------------------------------------------------------------------------------------------------
Travel Expenses (air, hotel & meals) for Sales Reps, Field
Coordinators, National Sales Manager, National Sales Director for:
*Interviewing                                                                   X
*Training                                                                                         X
*Territory travel for field management purposes                                                   X
------------------------------------------------------------------------------------------------------------------------

                       EXHIBIT 1 TO SALES FORCE WORK ORDER
                  ADDITIONAL SALES REPRESENTATIVE REQUEST FORM

This Request for Additional Sales Representative is issued pursuant to the Master Services Agreement between TMC and Innovex, dated October 10, 2000 and Work Order # 8475, dated October 10, 2000. (Sales Force # 8475).

--------------------------------------------------------------------------------
PART 1                                 To be completed by TMC
                                       Attach any relevant, helpful information
--------------------------------------------------------------------------------
NUMBER OF SALES REPRESENTATIVES
REQUESTED
--------------------------------------------------------------------------------

TERRITORY LOCATION(S)
--------------------------------------------------------------------------------

REQUESTED START DATE
--------------------------------------------------------------------------------

AUTHORIZED CUSTOMER REPRESENTATIVE     Signature: ___________________________
SUBMITTING REQUEST                     Name:
                                       Title:
                                       Date:
                                       Phone:
                                       Fax:

--------------------------------------------------------------------------------
PART 2                                 TO BE COMPLETED BY INNOVEX
                                       INNOVEX SHALL RESPOND WITHIN TEN (10)
                                       BUSINESS DAYS AFTER RECEIPT OF THE
                                       ADDITIONAL SALES REPRESENTATIVES REQUEST.
--------------------------------------------------------------------------------

This Additional Sales Representative   Request is Accepted, and Recruitment
Request Form was Received by Innovex   shall begin immediately:
on the following date:                 ______________________________________
                                       (sign and date)
         _____________________         Contact Person:
                                       Phone:
--------------------------------------------------------------------------------

                                       REQUEST IS NOT ACCEPTED (identify above
                                       information which must be clarified or
                                       changed before Request may be accepted
                                       by Innovex):



                                       _______________________________________
                                       (sign and date)
                                       Contact Person:
                                       Phone:
--------------------------------------------------------------------------------

  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                   ATTACHMENT B TO THE SALES FORCE WORK ORDER
                                    ANGIOMAX
                             REPRESENTATIVE PROFILE

Tier 1 Candidate   ($[**] - $ [**])
   -  3 - 5yrs. pharmaceutical sales experience
   -  2 years hospital sales experience
   -  2+ years cardiovascular background
   -  Sold Cath Lab drugs
      -  GP IIb/IIIa inhibitors
      -  Plavix
      -  Ticlid
      -  Thrombolytics
         -  Activase
         -  Retavase
         -  Streptase
         -  Eminase
         -  Abbokinase (best chance)
      -  LMWH
         -  Lovenox
         -  Fragmin
         -  Normiflo
         -  Orgaran
   -  Or sold Cath Lab devices
         -  Catheters
         -  Stents
         -  Sheaths
         -  Commodity cath lab sales
         -  Etc.
   -  Cath Lab contacts via other cardiology hospital-based pharmaceutical sales
         -  Pfizer/Parke Davis
         -  BMS
         -  Etc.
   -  Proven sales track record - sales awards and sales contest winners

TIER 2 CANDIDATE ($[**] - $ [**])
   -  2 - 3yrs. pharmaceutical sales experience
   -  Cardiovascular experience preferred
   -  Smaller pharma. cardiovascular hospital representatives
   -  Big pharma. cardiovascular field representatives
      -  Statins
      -  Aces
      -  AII's
      -  CCB's
      -  Antihypertensives
   -  Contrast imaging sales representatives

  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


-  Hospital based personnel with cardiovascular background
   -  Pharmacists
   -  CCU nurses
   -  Cath lab nurses
   -  Cath Lab techs


 TIER 3 CANDIDATE ($[**] - $ [**])

-  Top-notch sales people that want to break into the industry
-  Nurses